Dentsply Sirona Appoints Daniel Scavilla as Chief Executive Officer Provides Select Preliminary Second Quarter 2025 Results and Reaffirms 2025 Outlook CHARLOTTE, N.C., July 21, 2025 - DENTSPLY SIRONA Inc. (“Dentsply Sirona” or “the Company”) (Nasdaq: XRAY) today announced that Daniel Scavilla, an established business leader with more than three decades of experience in the medical technology and pharmaceutical industries and a current member of the Board of Directors of Dentsply Sirona (the “Board”), has been appointed President and Chief Executive Officer, effective August 1, 2025. He succeeds Simon Campion, who is leaving the Company on July 31, 2025. Mr. Scavilla recently served as President and Chief Executive Officer of Globus Medical, where he led the acquisition of NuVasive and oversaw the integration of the two organizations to create the second largest spine technology company in the world. Prior to joining Globus Medical, he spent 28 years in a variety of financial and operational leadership roles at Johnson & Johnson. Mr. Scavilla was appointed to the Dentsply Sirona Board in February of 2025. Gregory T. Lucier, Chairman of the Board, said, “Dan’s appointment as CEO underscores the Board’s strong and unwavering commitment to delivering enhanced value to shareholders and positioning Dentsply Sirona for future success. Dan is a seasoned healthcare veteran, and we’re confident that his three decades of executive leadership experience and disciplined focus on commercial growth, product innovation and financial and operational excellence make him well-suited to lead the Company into its next chapter. There is significant untapped opportunity across the dental market, and we believe that Dan is the right leader to help accelerate the Company’s business transformation, reposition Dentsply Sirona as an industry leader and deliver long-term value creation.” “Dentsply Sirona is a company that I have admired for its trusted brands, and since joining the Board in February, I have gained an even deeper appreciation for the enormous potential of our business, people and products,” Mr. Scavilla said. “The Board and I are aligned in our belief that, while our ongoing transformation is yielding results, there is more we can do to drive improved commercial, operational and financial performance across the organization. As I step into the CEO role, I look forward to working with the team to continue the Company’s transformation and drive sustained profitable growth and enhance value for all stakeholders.” Mr. Lucier continued, “On behalf of the Board of Directors, I want to thank Simon for his contributions to our company, laying a strong foundation for continued success, while upholding high integrity and transparency. We appreciate his commitment to Dentsply Sirona and wish him all the best in his future endeavors.”

“It has been a privilege to serve as CEO over the past three years. While we have had to address a number of challenges, Dentsply Sirona now has a strong foundation in place, and I fully expect the Company will reach new heights under Dan’s leadership,” Mr. Campion said. In conjunction with the leadership transition, Mr. Campion has stepped down from the Dentsply Sirona Board. Mr. Scavilla, who will continue to serve as a director, will no longer serve on the Board’s Audit and Finance Committee. Select Preliminary Second Quarter 2025 Results and 2025 Outlook Dentsply Sirona is also announcing select preliminary financial results for the three months ended June 30, 2025 (“second quarter 2025”). The Company expects to report second quarter 2025 net sales of approximately $935 million and adjusted earnings (loss) per diluted share (“adjusted EPS”) is expected to be between $0.50 and $0.52. The Company does not provide forward-looking or preliminary estimates of earnings (loss) per diluted share on a GAAP basis as certain information needed to prepare adjustments is not yet available and cannot be reasonably estimated. A description of the adjustments typically made to compute adjusted EPS can be found in Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on May 8, 2025. The Company today reaffirmed its 2025 outlook provided in the May 8, 2025 earnings press release. The preliminary estimates above are based solely upon information available to management as of the date of this press release and are subject to change. The Company’s actual results may differ materially from these estimates due to the completion of its quarter-end closing procedures, final adjustments and developments that may arise or information that may become available between now and the time the Company’s financial results are finalized and included in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2025. The Company plans to report financial results for the second quarter, including updates on the business and its performance, on August 7, 2025. About Daniel Scavilla Mr. Scavilla most recently served as President and CEO of Globus Medical, Inc. (NYSE: GMED), where he led the acquisition of NuVasive, Inc. in an all-stock deal valued at $3 billion and oversaw the integration of the two organizations to create the world’s second largest spine technology company. Mr. Scavilla previously held various executive leadership positions at Globus Medical, including serving as its Chief Financial Officer and Executive Vice President, Chief Commercial Officer and President, Trauma, where he scaled the Company’s manufacturing and distribution capabilities and launched the Orthopedics and Trauma business unit. Prior to joining Globus Medical, Mr. Scavilla spent 28 years in leadership roles across different businesses at Johnson & Johnson. Notably, in his role as Chief Financial Officer, Worldwide Vice President Finance of Advanced Sterilization Products, Mr. Scavilla helped the Company’s infection prevention business to capture the top market position in Sterilization. Mr. Scavilla currently serves on the Dentsply Sirona Board and expects to resign as a director at Globus Medical. He received a Bachelor of Science in Finance and Organizational Behavior from LaSalle University and a Master of Business Administration in International Management from Temple University. About Dentsply Sirona

Dentsply Sirona is the world’s largest diversified manufacturer of professional dental products and technologies, with over a century of innovation and service to the dental industry and patients worldwide. Dentsply Sirona develops, manufactures, and markets a comprehensive solutions offering including dental and oral health products as well as other consumable medical devices under a strong portfolio of world-class brands. Dentsply Sirona’s innovative products provide high-quality, effective and connected solutions to advance patient care and deliver better and safer dental care. Dentsply Sirona’s headquarters is located in Charlotte, North Carolina. The Company’s shares are listed in the United States on Nasdaq under the symbol XRAY. Contact Information Investors: Andrea Daley Vice President, Investor Relations +1-704-591-8631 InvestorRelations@dentsplysirona.com Press: Marion Par-Weixlberger Vice President, Public Relations & Corporate Communications +43 676 848414588 marion.par-weixlberger@dentsplysirona.com Forward-Looking Statements and Associated Risks All statements in this Press Release that do not directly and exclusively relate to historical facts constitute "forward-looking statements," including statements concerning preliminary financial results and outlook. Such statements are subject to numerous assumptions, risks, uncertainties and other factors that could cause actual results to differ materially from those described in such statements, many of which are outside of our control, including those described in Part I, Item 1A, "Risk Factors" of the Company's most recent Annual Report on Form 10-K, and any updating information or other factors which may be described in the Company’s other filings with the Securities and Exchange Commission (the "SEC"). No assurance can be given that any expectation, belief, goal or plan set forth in any forward-looking statement can or will be achieved, and readers are cautioned not to place undue reliance on such statements which speak only as of the date they are made. We do not undertake any obligation to update or release any revisions to any forward-looking statement or to report any events or circumstances after the date of this Press Release or to reflect the occurrence of unanticipated events. Investors should understand it is not possible to predict or identify all such factors or risks. As such, you should not consider the risks identified in the Company’s SEC filings to be a complete discussion of all potential risks or uncertainties associated with an investment in the Company.